Exhibit 10.1

FIRST AMENDMENT TO BUILDING TERM LOAN AGREEMENT, BUILDING

LOAN DISBURSEMENT AGREEMENT AND PROJECT DISBURSEMENT

AGREEMENT

(to be filed pursuant to the Lien Law of the State of New York)

among

MONTREIGN OPERATING COMPANY, LLC,

as Borrower

and

THE LENDERS PARTY HERETO,

as Lenders

and

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Administrative Agent

dated as of May 26, 2017

*************************************************

CREDIT SUISSE SECURITIES (USA) LLC,

as Joint Lead Arranger and Joint Book Runner

FIFTH THIRD BANK,

as Joint Lead Arranger and Joint Book Runner

FIRST AMENDMENT TO

BUILDING TERM LOAN AGREEMENT, BUILDING LOAN DISBURSEMENT

AGREEMENT AND PROJECT DISBURSEMENT AGREEMENT

THIS FIRST AMENDMENT TO BUILDING TERM LOAN AGREEMENT, BUILDING LOAN DISBURSEMENT AGREEMENT AND PROJECT DISBURSEMENT AGREEMENT (this “Amendment”), dated as of May 26, 2017 and effective as of the Effective Date (as hereinafter defined), is made and entered into by and among MONTREIGN OPERATING COMPANY, LLC, a New York limited liability company with an address at 204 State Route 17b, Monticello, New York 12701 (the “Borrower”), EMPIRE RESORTS REAL ESTATE I, LLC, a New York limited liability company with an address at 204 State Route 17b, Monticello, New York 12701 (the “Golf Sub”), EMPIRE RESORTS REAL ESTATE II, LLC, a New York limited liability company with an address at 204 State Route 17b, Monticello, New York 12701 (the “EV Sub”), EMPIRE RESORTS, INC., a Delaware corporation with an address at 204 State Route 17b, Monticello, New York 12701 (the “Completion Guarantor”), MONTREIGN HOLDING COMPANY, LLC, a New York limited liability company with an address at 204 State Route 17b, Monticello, New York 12701 (the “Equity Pledgor”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent for the Secured Parties with an address at Eleven Madison Avenue, New York, New York 10010 (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), each of the First Amendment Additional Term B Lenders (as defined below), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, on behalf of each of the Lenders consenting to this Amendment with an address at Eleven Madison Avenue, New York, New York 10010, CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as collateral agent for the Secured Parties with an address at Eleven Madison Avenue, New York, New York 10010 (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as disbursement agent under the Disbursement Agreements with an address at Eleven Madison Avenue, New York, New York 10010 (in such capacity, together with its successors and assigns in such capacity, the “Disbursement Agent”).

RECITALS

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Building Term Loan Agreement, dated as of January 24, 2017 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among the Borrower, the Administrative Agent, the banks, financial institutions and other entities from time to time party thereto in the capacity of lenders (the “Lenders”), and the other agents and arrangers party thereto, which was recorded in the County Clerk’s office in the County of Sullivan, State of New York on February 14, 2017 as Instrument # 2017-579, affecting the premises identified on Exhibit C attached hereto.

B. In connection with the execution of the Loan Agreement, (i) the Borrower, EV Sub, the Administrative Agent, the Collateral Agent and the Disbursement Agent executed that certain Building Loan Disbursement Agreement, dated as of January 24, 2017 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Building Loan Disbursement Agreement”) and (ii) the Borrower, EV Sub, the Administrative Agent, the Collateral Agent and the Disbursement Agent executed that certain Project Disbursement Agreement, dated as of January 24, 2017 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Project Disbursement Agreement” and, together with the Building Loan Disbursement Agreement, the “Disbursement Agreements”).

C. The Borrower has requested that the Lenders agree, subject to the conditions and on the terms set forth in this Amendment, to (i) amend certain provisions of the Loan Agreement in order to, among other things, provide for an increase in the Term B Loans, and (ii) amend certain provisions of each of the Disbursement Agreements.

D. The Lenders are willing to agree to such amendments, subject to the conditions and on the terms set forth below.

E. Subject to the conditions and on the terms set forth below, the First Amendment Additional Term B Lenders are willing to fund $35,000,000 in Term B Loans on the Effective Date.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Administrative Agent, on behalf of the Required Lenders, agree as follows:

1. Definitions. Except as otherwise expressly provided herein, capitalized terms used in this Amendment shall have the meanings given in the Loan Agreement (after giving effect to this Amendment), and the rules of interpretation set forth in the Loan Agreement shall apply to this Amendment.

2. Amendments to Loan Agreement.

(a) Clause (a)(vi) of the definition of “Consolidated Adjusted EBITDA” in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

(vi) all transaction fees, charges and other amounts related to the Transactions occurring on or about the Closing Date and the transactions contemplated by the First Amendment occurring on or about the First Amendment Effective Date (in each case, including any financing fees, legal fees and expenses, due diligence fees or any other fees and expenses in connection therewith),

(b) The definition of “Required Equity Contribution” in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Required Equity Contribution” shall mean equity contributions to the Borrower and the other Loan Parties in an aggregate amount not less than $42,473,957 in Cash (including the Closing Date Equity Contribution and equity contributions made between the Closing Date and the First Amendment Effective Date).

(c) The definition of “Term B Loan Commitment” in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Term B Loan Commitment” shall mean, with respect to any Lender, such Lender’s commitment to make or otherwise fund a Term B Loan pursuant to Section 2.01(a)(ii) or the First Amendment, and “Term B Loan Commitments” shall mean such commitments of all such Lenders in the aggregate. The amount of each Lender’s Term B Loan Commitment is set forth on the Lender Addendum delivered by such Lender on or prior to the Closing Date or as referenced as “First Amendment Additional Term B Loan Commitments” in the First Amendment. The aggregate amount of the Term B Loan Commitments as of the Closing Date was $415,000,000, and as of the First Amendment Effective Date an additional $35,000,000 of Term B Loan Commitments were obtained pursuant to the First Amendment.

(d) Section 1.01 of the Loan Agreement is hereby amended by inserting the following definitions in alphabetical order:

“First Amendment” shall mean that certain First Amendment to Building Term Loan Agreement, Building Loan Disbursement Agreement and Project Disbursement Agreement, dated as of May 26, 2017, and effective as of the First Amendment Effective Date, by and among the Borrower, the Administrative Agent and the other parties party thereto.

“First Amendment Effective Date” shall mean the date the First Amendment is effective in accordance with its terms.

(e) Section 2.11(b) of the Loan Agreement is hereby amended by inserting the phrase “and on the First Amendment Effective Date” after the phrase “made on the Closing Date” in the fifth line of such Section.

3. Amendments to Disbursement Agreements.

(a) Building Loan Disbursement Agreement Amendments.

(1) The Table of Exhibits and the Exhibits to the Building Loan Disbursement Agreement are hereby amended by inserting Exhibit A to this Amendment as a new “Exhibit N-1” to the Building Loan Disbursement Agreement (Section 22 Lien Law Affidavit as of the Effective Date). The Lenders hereby authorize and direct the Disbursement Agent, on or prior to the Effective Date, to attach the Revised Section 22 Lien Law Affidavit (as defined below) to this Amendment as Exhibit A.

(2) Section 1.1 of the Building Loan Disbursement Agreement is hereby amended by deleting the definitions of “Lenders’ Title Policy” and “Section 22 Lien Law Affidavit” contained therein and inserting the definitions below in alphabetical order:

“First Amendment” shall mean that certain First Amendment to Building Term Loan Agreement, Building Loan Disbursement Agreement and Project Disbursement Agreement, dated as of May 26, 2017, and effective as of the First Amendment Effective Date, by and among the Borrower, the Administrative Agent and the other parties party thereto.

“First Amendment Effective Date” shall mean the date the First Amendment is effective in accordance with its terms.

“Lenders’ Title Policy” means, collectively, the title insurance policies (including all endorsements thereto) issued as of the Closing Date and as of the First Amendment Effective Date by the Title Company to the Collateral Agent for the benefit of the Secured Parties, as the same may be further endorsed or modified pursuant to the terms hereof from time to time following the Closing Date.

“Section 22 Lien Law Affidavit” means a true statement under oath verified by the Borrower as required by Section 22 of the Lien Law and otherwise in form and substance reasonably acceptable to Administrative Agent. A copy of the Section 22 Lien Law Affidavit as in effect as of the Closing Date is attached hereto as Exhibit N, and a copy of the Section 22 Lien Law Affidavit as in effect as of the First Amendment Effective Date is attached hereto as Exhibit N-1.

(3) Section 2.2.1(b) of the Building Loan Disbursement Agreement is hereby amended by inserting the phrase “and the First Amendment Effective Date” after the phrase “the Closing Date” in each instance where the same appears.

(4) Section 2.2.1(c) of the Building Loan Disbursement Agreement is hereby amended by inserting the phrase “and the First Amendment Effective Date” after the phrase “the Closing Date” in each instance where the same appears in the first sentence thereof.

(5) Section 5 of the Building Loan Disbursement Agreement is hereby amended by inserting the phrase “, on the First Amendment Effective Date” after the phrase “on the Closing Date” therein.

(6) Section 6.1.4 of the Building Loan Disbursement Agreement is hereby amended by inserting the phrase “or on the First Amendment Effective Date, as the case may be” after the phrase “executed on the Closing Date” therein.

(b) Project Disbursement Agreement Amendments.

(1) Exhibit G to the Project Disbursement Agreement is hereby deleted and replaced with Exhibit B to this Amendment.

(2) Section 1.1 of the Project Disbursement Agreement is hereby amended by deleting the definitions of “AEV Minimum Amount” and “Section 22 Lien Law Affidavit” contained therein and inserting the definitions below in alphabetical order:

“AEV Minimum Amount” means Nine Million Eight Hundred Sixty-Six Thousand Seven Hundred Two 14/100 Dollars ($9,866,702.14).

“First Amendment” shall mean that certain First Amendment to Building Term Loan Agreement, Building Loan Disbursement Agreement and Project Disbursement Agreement, dated as of May 26, 2017, and effective as of the First Amendment Effective Date, by and among the Borrower, the Administrative Agent and the other parties party thereto.

“First Amendment Effective Date” shall mean the date the First Amendment is effective in accordance with its terms.

“Section 22 Lien Law Affidavit” means a true statement under oath verified by the Borrower as required by Section 22 of the Lien Law and otherwise in form and substance reasonably acceptable to Administrative Agent. A copy of the Section 22 Lien Law Affidavit as in effect as of the Closing Date is attached as Exhibit N to the Building Loan Disbursement Agreement, and a copy of the Section 22 Lien Law Affidavit as in effect as of the First Amendment Effective Date is attached as Exhibit N-1 to the Building Loan Disbursement Agreement.”

(3) Section 5 of the Project Disbursement Agreement is hereby amended by inserting the phrase “, on the First Amendment Effective Date” after the phrase “on the Closing Date” therein.

(c) Budget Amendments. Notwithstanding anything to the contrary contained in any Loan Document, each of the Building Budget, Construction Budget and Project Budget are hereby deemed amended to reflect (i) the application of the proceeds of the First Amendment Term B Loans, as set forth in Section 4(c) below, (ii) the reduction in the AEV Minimum Amount, as reflected in Section 3(b) above, (iii) the payment of fees and expenses incurred in connection with this Amendment, and (iv) an increase in the contingency Line Items in an aggregate amount not to exceed $5,000,000, and the Lenders hereby direct and authorize the Disbursement Agreement to make such amendments to each of the Building Budget, Construction Budget and Project Budget as may be reasonably requested by the Borrower to reflect the foregoing.

4. New Term B Loans.

(a) Immediately after giving effect to the amendments set forth in Sections 2 and 3 above, each Lender described on Schedule A attached hereto (the “First Amendment Additional Term B Lenders”) severally agrees to provide to the Borrower an additional Term B Loan Commitment in an aggregate principal amount as set forth opposite its name on Schedule A attached hereto (the “First Amendment Additional Term B Loan Commitments”), on the terms and subject to the conditions set forth in the Loan Agreement and this Amendment. Subject to the terms and conditions set forth in the Loan Agreement and this Amendment, each First Amendment Additional Term B Lender severally agrees to make to the Borrower, on the Effective Date, term loans (the “First Amendment Term B Loans”) in an aggregate principal amount of such First Amendment Additional Term B Lender’s First Amendment Additional Term B Loan Commitment, which First Amendment Term B Loans shall be made to the Administrative Agent on the Effective Date. Notwithstanding any other provision of this Amendment, undrawn First Amendment Additional Term B Loan Commitments shall automatically terminate on the funding of the First Amendment Term B Loans pursuant to this clause (a). Once funded, the First Amendment Term B Loans made pursuant to this clause (a) shall be treated uniformly as Term B Loans, indistinguishable from the Term B Loans made on the Closing Date, including without limitation with respect to maturity, prepayments, repayments, interest rate and other economic terms. The First Amendment Additional Term B Lenders shall be deemed to be Term B Lenders and Lenders for all purposes under the Loan Agreement, with respect to such Term B Loans made pursuant to this clause (a).

(b) The initial Interest Period for all First Amendment Term B Loans hereunder shall commence upon the making of such First Amendment Term B Loans and end on the last day of the Interest Period(s) applicable to the Term B Loans (as of the date of the making of the First Amendment Term B Loans) and such First Amendment Term B Loans shall have the same LIBO Rate as the corresponding Term B Loans (and, if there are multiple Interest Periods and/or multiple LIBO Rates applicable to the Term B Loans as of such date of the making of the First Amendment Term B Loans, then the First Amendment Term B Loans shall have multiple Interest Periods ending on the same days (and having the same LIBO rates) as such Interest Periods, and with respect to amounts proportionate to the amount of the Term B Loans applicable to such Interest Periods).

(c) Notwithstanding anything to the contrary contained herein, upon satisfaction or waiver of the applicable conditions precedent specified herein, the Administrative Agent and the Borrower shall cause the proceeds of the First Amendment Term B Loans received by the Administrative Agent from the First Amendment Additional Term B Lenders to be credited (i) to the Interest Reserve Account in an amount equal to the Specified Interest Reserve Account Amount, as calculated on such date and after giving effect to the Term B Loans made on the Effective Date pursuant to this Amendment, (ii) to the Golf Course Loan Account in an amount equal to $2,500,000, and (iii) to the Loan Proceeds Account in an amount equal to all other proceeds of the First Amendment Term B Loans received by the Administrative Agent on the Effective Date after application thereof to fees and expenses incurred in connection with this Amendment.

(d) By executing this Amendment, each First Amendment Additional Term B Lender (i) confirms that it has received a copy of the Loan Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment, (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Collateral Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement and this Amendment, (iii) appoints and authorizes Administrative Agent, the Collateral Agent and the Disbursement Agent to take such action as agent on its behalf and to exercise such powers under the Loan Agreement and the other Loan Documents as are delegated to the Administrative Agent, the Collateral Agent or the Disbursement Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement are required to be performed by it as a Lender and Term B Lender thereunder.

5. Representations and Warranties. To induce the Lenders to agree to this Amendment, the Borrower represents to the Lenders and the Administrative Agent that as of the date hereof and as of the Effective Date:

(a) the Borrower, the Equity Pledgor, the Completion Guarantor and each of the other Loan Parties has all power and authority to enter into, execute and deliver the First Amendment Documents (as defined below) to which each is a party and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, the First Amendment Documents to which the Borrower, the Equity Pledgor, the Completion Guarantor and each of the other Loan Parties is a party;

(b) the execution and delivery of the First Amendment Documents and the performance of the obligations of the Borrower, the Equity Pledgor, the Completion Guarantor and each of the other Loan Parties under or in respect of the First Amendment Documents to which the Borrower, the Equity Pledgor, the Completion Guarantor or each such other Loan Party is a party have been duly authorized by all necessary corporate, partnership or limited liability company action on the part of the Borrower, the Equity Pledgor, the Completion Guarantor and each of the other Loan Parties;

(c) the execution and delivery of the First Amendment Documents and the performance of the obligations of the Borrower, the Equity Pledgor, the Completion Guarantor and each of the other Loan Parties under or in respect of the First Amendment Documents to which each is a party does not and will not (i) violate (A) any provision of law, statute, rule or regulation applicable to such Person in any material respect, (B) any Governing Document of any such Person, (C) any order of any Governmental Authority or arbitrator applicable to such

Person or (D) any Contractual Obligation of any such Person which in the case of this clause (D), could reasonably be expected to have a Material Adverse Effect, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such Contractual Obligation or other instrument which, in the case of this clause (ii) only, could reasonably be expected to have a Material Adverse Effect, or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by any such Person (other than Liens created under the Security Documents and the Revolving Facility Documents);

(d) the First Amendment Documents have been duly executed and delivered by the Borrower, the Equity Pledgor, the Completion Guarantor and each of the other Loan Parties, as applicable, and constitute legal, valid and binding obligations of such Person, enforceable against such Person in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(e) no event has occurred and is continuing or will result from the execution and delivery of the First Amendment Documents or the performance by the Borrower, the Equity Pledgor, the Completion Guarantor or any other Loan Party of their obligations hereunder, under the Loan Agreement or under the other Loan Documents that would constitute a Default or an Event of Default; and

(f) each of the representations and warranties made by the Borrower, the Equity Pledgor, the Completion Guarantor or any other Loan Party in or pursuant to the Loan Documents, as amended hereby, shall be true and correct in all material respects as if made on and as of the Effective Date, except for representations and warranties expressly stated to relate to a specific earlier date, or which by their context relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; provided that, if a representation and warranty is qualified as to materiality, with respect to such representation and warranty, the applicable materiality qualifier set forth above shall be disregarded for purposes of this representation and warranty.

6. No Waiver. Notwithstanding anything to the contrary set forth in this Amendment, this Amendment does not constitute a waiver of any Default or Event of Default, or waiver of compliance with, or modification or amendment of, any other term or condition, under the Loan Documents.

7. Effectiveness of this Amendment. This Amendment shall be effective only if and when:

(a) this Amendment is signed by the Borrower, the Equity Pledgor, the Completion Guarantor, the other Loan Parties party hereto, the Administrative Agent, the Collateral Agent, the Disbursement Agent, the First Amendment Additional Term B Lenders and the

Administrative Agent on behalf of the Required Lenders (and the Administrative Agent shall have received written direction by the Required Lenders to execute this Amendment on their behalf), and each such party shall have delivered their fully executed signature pages hereto to the Administrative Agent;

(b) the Borrower shall have delivered to the Administrative Agent an amendment to the Revolving Credit Agreement, executed by the Borrower, the Equity Pledgor, the other Loan Parties party thereto and the Revolving Administrative Agent, which amendment shall (i) permit the transactions contemplated by this Amendment, and (ii) have been executed and delivered by the parties thereto and shall be in full force and effect;

(c) each of the representations and warranties contained in Section 5 of this Amendment shall be true and correct in all respects and, in furtherance thereof, the Borrower shall have received all necessary approvals and/or consents from the Governmental Authorities (including Gaming Authorities and the IDA) in form and substance reasonably satisfactory to the Administrative Agent for the execution and delivery of this Amendment and the performance of the obligations of the Borrower and the other Loan Parties under or in respect of this Amendment;

(d) the Administrative Agent shall have received (i) a Mortgage, executed by the Borrower and the Golf Sub, (ii) a Mortgage, executed by the EV Sub, (iii) an Assignment of Leases and Rents, executed by the Borrower and the Golf Sub, and (iv) an Assignment of Leases and Rents, executed by the EV Sub (collectively, the “First Amendment Real Estate Documents” and, together with this Amendment and each other document required to be executed by the Borrower, the Completion Guarantor, the Equity Pledgor and the other Loan Parties under this Amendment, the “First Amendment Documents”), each dated as of the Effective Date, in each case executed and delivered by a duly authorized officer of each party thereto, in form and substance reasonably satisfactory to the Administrative Agent;

(e) the Administrative Agent shall have received (i) an Effective Date certificate dated as of the Effective Date and signed by a Financial Officer or other authorized officer of the Borrower, and (ii) a Solvency Certificate dated as of the Effective Date and signed by the chief financial officer of the Borrower, in each case, in form and substance reasonably satisfactory to the Administrative Agent;

(f) the Administrative Agent shall have received a consent and acknowledgement relating to each Mortgage from the landlord of each material leased Real Property that constitutes Mortgaged Property, in form and substance reasonably satisfactory to the Administrative Agent;

(g) the Administrative Agent and the Collateral Agent shall have received in respect of each Mortgaged Property a mortgagee’s title insurance policy (or policies) or marked up unconditional binder for such insurance or unconditional commitment to issue a title policy for such insurance. Each such policy shall (i) be in an amount equal to the aggregate amount of the First Amendment Additional Term B Loan Commitments; (ii) insure that the Mortgage insured thereby creates a valid Lien on, and security interest in, such Mortgaged Property free and clear of all defects and encumbrances, except as disclosed therein; (iii) name the Collateral Agent, for the benefit of the Secured Parties, as the insured thereunder; (iv) be in the form of an ALTA Loan Policy acceptable to the Administrative Agent; (v) contain such endorsements and affirmative coverage as the Administrative Agent may reasonably request, each in form and substance reasonably acceptable to the Administrative Agent; and (vi) be issued by the Title Company. The Administrative Agent and the Collateral Agent shall have received evidence reasonably satisfactory to each of them that all premiums in respect of each such policy, any charges for mortgage recording tax, and all related expenses, if any, have been paid or will be paid on the Effective Date and that all mortgage tax and related affidavits, if any, have been delivered to the Title Company;

(h) the Administrative Agent and the Collateral Agent shall have received (i) evidence as to whether (1) any Mortgaged Properties are located in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards and (2) the communities in which any such Mortgaged Properties are located are participating in the National Flood Insurance Program, (ii) if there are any such Mortgaged Properties, the Borrower’s written acknowledgement of receipt of written notification from the Administrative Agent (1) as to the existence of each such Mortgaged Property and (2) as to whether the communities in which such Mortgaged Properties are located are participating in the National Flood Insurance Program, and (iii) if any such Mortgaged Properties are located in communities that participate in the National Flood Insurance Program, evidence that the applicable Loan Party has obtained flood insurance in respect of such Mortgaged Properties to the extent required under the applicable regulations of the Board;

(i) the Administrative Agent and the Collateral Agent shall have received a Section 22 Lien Law Affidavit in form and substance reasonably satisfactory to them and the Title Company (the “Revised Section 22 Lien Law Affidavit”). The Borrower shall have delivered to the Title Company for filing in the appropriate public records this Amendment, such Section 22 Lien Law Affidavit and a Notice of Lending in form and substance reasonably acceptable to the Administrative Agent and the Collateral Agent;

(j) the Administrative Agent shall have received (i) a copy of the certificate of formation or organization, articles of incorporation, certificate of limited partnership or other formation documents, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing of each Loan Party as of a recent date, from such Secretary of State; (ii) a certificate of the Secretary, Assistant Secretary, managing member or other Authorized Officer of each Loan Party dated the Effective Date and certifying (A) that attached thereto is a true and complete copy of the limited liability company agreement, operating agreement, by-laws, limited partnership agreement or other such Governing Document of such Loan Party as in effect on the Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors, board of managers, manager, general partner, managing member or similar governing body of such Loan Party authorizing the execution, delivery and performance of the First Amendment Documents to which such Person is a party, and in the case of the Borrower, the borrowings hereunder, in the case of each other Loan Party, the affirmation and ratification of the granting of the Liens contemplated to be granted by it under the Security Documents, in the case of each Subsidiary Guarantor and the Borrower, the affirmation and ratification of the Guaranteeing of the Obligations as contemplated by the Subsidiary Guaranty, and, in the case of each Loan Party, the affirmation and ratification of the guarantees and other obligations set forth in the Loan Documents, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate of formation, articles or certificate of organization, articles of incorporation, certificate of limited partnership or other formation documents of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate with respect thereto furnished pursuant to clause (i) above and (D) as to the incumbency and specimen signature of each officer or other authorized signatory executing any First Amendment Document or any other document delivered in connection herewith on behalf of such Loan Party; (iii) in the case of each Loan Party, a certificate of another officer as to the incumbency and specimen signature of the Secretary, Assistant Secretary, managing member or other Authorized Officer, as the case may be, executing the certificate pursuant to (ii) above; and (iv) such other documents related to the foregoing matters as the Administrative Agent may reasonably request;

(k) the Administrative Agent shall have received from the Borrower a notice of Borrowing with respect to the First Amendment Additional Term B Loan Commitments in form and substance reasonably satisfactory to the Administrative Agent, and the Borrower shall have borrowed loans under this Amendment in an aggregate principal amount of $35,000,000;

(l) the First Amendment Additional Term B Lenders, the Lenders, the Agents and the Lead Arranger shall have received all Fees required to be paid hereunder, under the Loan Agreement or under any engagement or fee letter entered into by such party and the Borrower, and all expenses required to be paid hereunder, under the Loan Agreement or under any engagement or fee letter entered into by such party and the Borrower for which invoices have been presented, before the Effective Date, including (i) for each Lender that has directed the Administrative Agent to execute this Amendment on its behalf, an amendment fee equal to 0.05% of such Lender’s Commitments and Loans immediately prior to the Effective Date (for purposes of clarification, other than any First Amendment Additional Term B Loan Commitments), and (ii) for each First Amendment Additional Term B Lender, an upfront fee equal to 0.25% of the aggregate principal amount of such First Amendment Additional Term B Lender’s First Amendment Additional Term B Loan Commitment; and

(m) the Administrative Agent, on behalf of itself and the Lenders, shall have received written opinions of (i) Paul, Weiss, Rifkind, Wharton & Garrison LLP, as special New York counsel for the Loan Parties, the Completion Guarantor and the Equity Pledgor, and (ii) Fox Rothschild LLP, as special New York counsel for the Loan Parties, the Equity Pledgor and the Completion Guarantor, each such opinion to (A) be dated the Effective Date, (B) be addressed to the Administrative Agent, the other Agents and the Lenders, (C) cover such matters relating to the First Amendment Documents as the Administrative Agent shall reasonably request and which are customary for transactions of the type contemplated herein and (D) be otherwise in form and substance reasonably satisfactory to the Administrative Agent.

This Amendment shall be deemed to be effective on the date (the “Effective Date”) on which each of the foregoing conditions is satisfied (such conditions to be satisfied no later than 5pm EST on June 2, 2017).

8. Acknowledgements. By executing this Amendment, the Borrower, the Equity Pledgor, the Completion Guarantor and each of the other Loan Parties (a) acknowledges that it expects to receive substantial direct and indirect benefits as a result of this Amendment and the transactions contemplated hereby, (b) consents to this Amendment and the performance by the Borrower, the Equity Pledgor, the Completion Guarantor and each of the other Loan Parties of their obligations hereunder, (c) acknowledges that notwithstanding the execution and delivery of this Amendment, the obligations of each of the Borrower, the Equity Pledgor, the Completion Guarantor and each of the other Loan Parties under each of the other Loan Documents to which such Person is a party (including, without limitation, its respective guarantees, pledges, grants of security interests and other obligations thereunder), are not impaired or affected and each such Loan Document continues in full force and effect and (d) affirms and ratifies, to the extent it is a party thereto, each Loan Document with respect to all of the Obligations as expanded or amended hereby.

9. Fungible Term Loans. The Borrower and the Administrative Agent intend to treat the Amendment and the fees contemplated hereby as not resulting in a “significant modification” of the Term B Loans, within the meaning of U.S. Treasury Regulation 1.1001-3, and intend to treat all the Term B Loans as one fungible tranche for U.S. federal income tax purposes.

10. No Novation. The amendment of the Loan Agreement and the Disbursement Agreements as contemplated hereby shall not be construed to (and is not intended to) novate, discharge or release the Borrower, the Equity Pledgor, the Completion Guarantor or any other Loan Party from any obligations owed to the Lenders, the Administrative Agent, the Collateral Agent or the Disbursement Agent under the Loan Agreement or any other Loan Documents, which shall remain owing under the Loan Agreement and the other Loan Documents. In furtherance of the foregoing, this Amendment shall not extinguish the Obligations outstanding under the Loan Agreement or any other Loan Documents.

11. Consent. Upon the receipt of the signatures of each of the Lenders authorizing the Administrative Agent to execute this Amendment on its behalf, each of such Lenders shall be deemed to have acknowledged receipt of, and consented to and approved the amendments and modifications to the Loan Documents set forth herein and hereby authorizes and directs the Administrative Agent, the Collateral Agent and/or the Disbursement Agent to execute and deliver this Amendment, the First Amendment Real Property Documents and any other First Amendment Document to which the Administrative Agent, the Collateral Agent and/or the Disbursement Agent is a party.

12. Miscellaneous. THIS AMENDMENT, AND ANY INSTRUMENT OR AGREEMENT REQUIRED HEREUNDER (TO THE EXTENT NOT OTHERWISE EXPRESSLY PROVIDED FOR THEREIN) AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO AND THERETO, HEREUNDER AND THEREUNDER, SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF LAWS OTHER THAN THE LAW OF THE STATE OF NEW YORK). This Amendment may be executed in one or more duplicate counterparts and, subject to the other terms and conditions of this Amendment, when signed by all of the parties listed below shall constitute a single binding agreement. Delivery of an executed signature page to this Amendment by facsimile transmission or electronic mail shall be as effective as delivery of a manually signed counterpart of this Amendment. Except as amended hereby, all of the provisions of the Loan Agreement and the other Loan Documents shall remain in full force and effect except that each reference to the “Loan Agreement”, “Building Loan Disbursement Agreement”, “Project Disbursement Agreement” or words of like import in any Loan Document, shall mean and be a reference to the Loan Agreement, Building Loan Disbursement Agreement and Project Disbursement Agreement, as applicable, as amended hereby. This Amendment shall be deemed a “Loan Document” as defined in the Loan Agreement. Sections 9.11 and 9.15 of the Loan Agreement shall apply to this Amendment and all past and future amendments to the Loan Agreement and the other Loan Documents as if expressly set forth herein.

13. New York Lien Law Compliance. A true statement under oath, verified by Borrower as required by Section 22 of the Lien Law of the State of New York, is attached hereto as Exhibit A and made part hereof.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their officers or partners thereunto duly authorized as of the day and year first above written.

MONTREIGN OPERATING COMPANY, LLC,

a New York limited liability company

By:	/s/ Ryan Eller
Name:	Ryan Eller
Title:	President

STATE OF New York	)
	)	ss.
COUNTY OF Sullivan	)

On the 24th day of May, in the year 2017, before me, the undersigned, personally appeared Ryan Eller, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Erin Sherlock
Notary Public

[Signature Page to First Amendment to Building Loan Agreement, Building Loan Disbursement Agreement and Project Disbursement Agreement]

MONTREIGN HOLDING COMPANY, LLC,

a New York limited liability company

By:	/s/ Ryan Eller
Name:	Ryan Eller
Title:	President

STATE OF New York	)
	)	ss.
COUNTY OF Sullivan	)

On the 24th day of May, in the year 2017, before me, the undersigned, personally appeared Ryan Eller, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Erin Sherlock
Notary Public

[Signature Page to First Amendment to Building Loan Agreement, Building Loan Disbursement Agreement and Project Disbursement Agreement]

EMPIRE RESORTS, INC.,

a Delaware corporation

By:	/s/ Ryan Eller
Name:	Ryan Eller
Title:	President

STATE OF New York	)
	)	ss.
COUNTY OF Sullivan	)

On the 24th day of May, in the year 2017, before me, the undersigned, personally appeared Ryan Eller, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Erin Sherlock
Notary Public

[Signature Page to First Amendment to Building Loan Agreement, Building Loan Disbursement Agreement and Project Disbursement Agreement]

EMPIRE RESORTS REAL ESTATE I, LLC,

a New York limited liability company

By:	/s/ Ryan Eller
Name:	Ryan Eller
Title:	President

STATE OF New York	)
	)	ss.
COUNTY OF Sullivan	)

On the 24th day of May, in the year 2017, before me, the undersigned, personally appeared Ryan Eller, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Erin Sherlock
Notary Public

[Signature Page to First Amendment to Building Loan Agreement, Building Loan Disbursement Agreement and Project Disbursement Agreement]

EMPIRE RESORTS REAL ESTATE II, LLC,

a New York limited liability company

By:	/s/ Ryan Eller
Name:	Ryan Eller
Title:	President

STATE OF New York	)
	)	ss.
COUNTY OF Sullivan	)

On the 24th day of May, in the year 2017, before me, the undersigned, personally appeared Ryan Eller, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Erin Sherlock
Notary Public

[Signature Page to First Amendment to Building Loan Agreement, Building Loan Disbursement Agreement and Project Disbursement Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Administrative Agent and on behalf of the Required Lenders

By:	/s/ Robert Hetu
Name:	Robert Hetu
Title:	Authorized Signatory

By:	/s/ Whitney Gaston
Name:	Whitney Gaston
Title:	Authorized Signatory

STATE OF New York	)
	)	ss.
COUNTY OF New York	)

On the 25th day of May, in the year 2017, before me, the undersigned, personally appeared Robert Hetu and Whitney Gaston, Authorized Signatories, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Majorie E. Buff
Notary Public

[Signature Page to First Amendment to Building Loan Agreement, Building Loan Disbursement Agreement and Project Disbursement Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Collateral Agent

By:	/s/ Robert Hetu
Name:	Robert Hetu
Title:	Authorized Signatory

By:	/s/ Whitney Gaston
Name:	Whitney Gaston
Title:	Authorized Signatory

STATE OF New York	)
	)	ss.
COUNTY OF New York	)

On the 25th day of May, in the year 2017, before me, the undersigned, personally appeared Robert Hetu and Whitney Gaston, Authorized Signatories, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Majorie E. Buff
Notary Public

[Signature Page to First Amendment to Building Loan Agreement, Building Loan Disbursement Agreement and Project Disbursement Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Disbursement Agent

By:	/s/ Robert Hetu
Name:	Robert Hetu
Title:	Authorized Signatory

By:	/s/ Whitney Gaston
Name:	Whitney Gaston
Title:	Authorized Signatory

STATE OF New York	)
	)	ss.
COUNTY OF New York	)

On the 25th day of May, in the year 2017, before me, the undersigned, personally appeared Robert Hetu and Whitney Gaston, Authorized Signatories, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Majorie E. Buff
Notary Public

[Signature Page to First Amendment to Building Loan Agreement, Building Loan Disbursement Agreement and Project Disbursement Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as a First Amendment Additional Term B Lender

By:	/s/ Robert Hetu
Name:	Robert Hetu
Title:	Authorized Signatory

By:	/s/ Whitney Gaston
Name:	Whitney Gaston
Title:	Authorized Signatory

STATE OF New York	)
	)	ss.
COUNTY OF New York	)

On the 25th day of May, in the year 2017, before me, the undersigned, personally appeared Robert Hetu and Whitney Gaston, Authorized Signatories, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Majorie E. Buff
Notary Public

[Signature Page to First Amendment to Building Loan Agreement, Building Loan Disbursement Agreement and Project Disbursement Agreement]